EXHIBIT  3.1
------------


                           State  of  Delaware
                                                                          Page 1
                     Office of the Secretary of State
                     ________________________________


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY  OF  THE  CERTIFICATE  OF  INCORPORATION  OF  "PHD SKIN  RESEARCH
LABORATORIES,  LTD.", FILED  IN  THIS  OFFICE  ON  THE  TWENTY-SEVENTH
DAY  OF  JUNE,  A.D.  1986,  AT  9  O'CLOCK  A.M.




























   (Seal of the State of Delaware)  (Signature)
                                    --------------------------------------------
                                        Edward  J.  Freel,  Secretary  of  State

2094892 8100                              AUTHENTICATION:  9746591
 991193980                                          DATE:  05-14-99

                                                      106178013

                          Certificate of Incorporation
                                                          (FILED JUN 27, 1986)
                                       OF
                                                          (Signatures)

                      PHD SKIN RESEARCH LABORATORIES, LTD.
 ______________________________________________________________________________

FIRST:            The name of the Corporation is PHD SKIN RESEARCH LABORATORIES,

LTD.

SECOND:           Its  registered  office  and place of business in the State of
Delaware is to be located at 410 South State Street in the City of Dover, County of Kent. The Registered Agent in charged thereof is XL CORPORATE SERVICES, INC.

THIRD:            The  nature  of  the  business  and  the  objects and purposes proposed to be transacted, promoted and carried on are to do any or all thing herein mentioned , as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

                  The purpose of the corporation is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

FOURTH:           The  corporation  shall  be  authorized  to  issue Twenty-five
Million  Shares  at  $.001  Par  Value

FIFTH:            The  name  and  address  of  the  incorporator  is as follows:

     Barbara  O.  Cramer,  410  South  State  Street,  Dover,  DE  9901

SIXTH:            The  Directors  shall  have  power  to  make  and  to alter or amend the By-Laws: to fix the amount to be reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of this Corporation.

                  With the consent in writing, and pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the Directors shall have authority to dispose, in any manner, of the whole property of this corporation.

                  The By-Laws shall determine whether and to what extent the account and books of this corporation, or any of them, shall be open to the inspection of the stockholders; no stockholder shall have any right of inspecting any account, or book, or document of this Corporation, except as conferred by the law or the By-Laws, or by resolution of the stockholders.

                  The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the corporation outside of the State of Delaware, at such places as may be, from time to time, designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

                  It is the intention that the objects, purposes and powers specified in the THIRD paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this certificate of incorporation, but that the objects, purposes and powers specified in the THIRD paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SEVENTH:          The corporation shall, to the full extent permitted by Section
145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

IN  WITNESS  WHEREOF,  I  have  hereunto  set  my  hand  and  seal  this

27th  day  of  June,  1986

Dated  at  Dover,  Delaware                    (Barbara  O.  Cramer  (SEAL)
                                               --------------------
                                                BARBARA  0.  CRAMER
          19

In  the  presence  of  ___________________________________

                                State of Delaware
                                                         PAGE  1
                        Office of the Secretary of State
                             _______________________



             I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "PHD SKIN RESEARCH LABORATORIES, LTD.", FILED IN THIS OFFICE ON THE FOURTH DAY OF SEPTEMBER, A.D. 1990, AT 9 O'CLOCK A.M.
































              (Seal of Delaware)  (Signature)
                                  ------------------------------------
                                  Edward J. Freel,  Secretary of State

2094892      8100                 AUTHENTICATION:  9746592
991193980                                   DATE:  05-14-99

                                 CERTIFICATE FOR

                         RENEWAL AND REVIVAL OF CHARTER

                                       OF

                      PHD SKIN RESEARCH LABORATORIES, LTD.


     PHD Skin Research Laboratories, Ltd., a corporation organized under the laws of Delaware, the certificate of incorporation of which was filed in the office of the Secretary of State on the 27th day of June, 1986, and recorded in the office of the Recorder of Deeds for Kent county, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certified as follows:

     1.     The  name  of the corporation is PHD Skin Research Laboratories Ltd.

     2. Its registered office in the State of Delaware is located at United Corporate Services, Inc., 15 E. North Street, in the City of Dover,
County of Kent, State of Delaware 19901. The name of its registered agent at that address is United Corporate Services, Inc.

     3. The date when the restoration, renewal, and revival of the charter of this company is to commence is February 26, 1989. Same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

     4. This corporation was duly organized and carried in the business authorized by its charter until March 1, 1990, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters.

                                        By  (Signature)
                                            -----------
                                              Gerald  J.  Piffath
                                              PRESIDENT

By  (Signature)
    -----------
     Gerald  J.  Piffath
     SECRETARY
                                        STATE  OF  DELAWARE
                                        SECRETARY  OF  STATE
                                        DIVISION  OF  CORPORATIONS
                                        FILED  09:00  AM  09-04-1990
                                        902475265  -  2094692

                                State of Delaware
                                                         PAGE  1

                        Office of the Secretary of State
                            ________________________


             I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PHD SKIN RESEARCH LABORATORIES, LTD", CHANGING ITS NAME FROM "PHD SKIN RESEARCH LABORATORIES, LTD." TO "MEDIPAK CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF SEPTEMBER, A.D. 1990, AT 1:31 O'CLOCK P.M.




























             (Seal of the State of Delaware)  (Signature)
                                              -----------
                            Edward J. Freel,  Secretary of State

2094892       8100                            AUTHENTICATION:  9746593
991193980                                               DATE:  05-14-99

                                   STATE  OF  DELAWARE
                                   SECRETARY  OF  STATE
                                   DIVISION  OF  CORPORATIONS
                                   FILED  01:31  PM  09/25/1990
                                   902685153  -  2094892

                           CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                     * * * *

     PHD Skin Research Laboratories, Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

             FIRST: That at a meeting of the Board of Directors of PHD Skin Research Laboratories, Ltd. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

             RESOLVED, That the certificate of incorporation of this corporation be amended by changing the First article thereof so that, as amended said Article shall be and read as follows:

             The  name  of  the  Corporation  is  MEDIPAK  CORPORATION

             SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

             THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said PHD Skin Research Laboratories, Ltd. has caused this certificate to be signed by Vincent James Putignano, its President and attested by Dominick Zaccoli, its Secretary this 19th day of September, 1990.



                              PHD  Skin  Research  Laboratories,  Ltd.
                              ----------------------------------------

                              By:  (Signature  -Vincent  James  Putignano
                                   --------------------------------------
                                   President

ATTEST:

By:  (Signature  Dominick  Zaccoli)
     ------------------------------
     Secretary

                                State of Delaware
                                                          PAGE  1

                        Office of the Secretary of State
                            ________________________


             I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "MEDIPAK CORPORATION" FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JANUARY, A.D. 1995, AT 12:30 O'CLOCK P.M.
































               (Seal of the State of Delaware)  (Signature)
                                                -----------
                              Edward J. Freel,  Secretary of State

2094892       8100                            AUTHENTICATION:  9746594
991193980                                               DATE:  05-14-99

                          Certificate                STATE OF DELAWARE
                                                     SECRETARY OF STATE
              for Renewal and Revival of Charter     DIVISION OF CORPORATIONS
                                                     FILED 12:30 PM 01/31/1995
                                                     950023726  -  2094892

                    MEDIPAK CORPORATION                   ,  a  corporation
----------------------------------------------------------
organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1.   The  name  of  this  corporation  is   MEDIPAK  CORPORATION
                                               -------------------------

     2.   Its registered office in the State of Delaware is located at   15 EAST
                                                                       ---------
NORTH  Street, City of  Dover   Zip Code  19901  County of      KENT    The name
-----                  -------           -------           -------------
and  address  of  its  registered  agent  is   UNITED  CORPORATE SERVICES, INC.,
                                             -----------------------------------
15  EAST  NORTH  STREET,  DOVER,  DE  19901
-------------------------------------------

     3. The date of filing of the original Certificate of Incorporation in Delaware was JUNE 27, 1986
             -----------------
     4. The date when restoration, renewal and revival of the charter of this company is to commence is the FIRST Day of MARCH, 1992 , Same
                                 ------------        ---------------------
being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

     5. This corporation was duly organized and carried on the business authorized by its charter until the FIRST day of MARCH A.D. 1992, at
                                         --------        --------       ----
which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the general Corporation Law of the State of Delaware, as amended, providing
for  the  renewal,  extension  and  restoration  of  charters.      STEVE D.
                                                               -----------------
GELLASthe  last  and acting President, and     FRANK J. LANDI, SR.    , the last
                                           ---------------------------
and  acting  secretary  of      MEDIPAK CORPORATION    , have hereunto set their
                           ----------------------------
hands  to  this  certificate  this    23rd     Day  of   JANUARY, 1995
                                   ----------          -----------------


                                       (Signature)
                                   --------------------
                                      STEVE D. GELLAS
                         ATTEST:
                                       (Signature)
                                   --------------------
                                      FRANK J. LANDI, SR.

                                State of Delaware
                                                           PAGE  1

                        Office of the Secretary of State
                            ________________________


             I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MEDIPAK CORPORATION", CHANGING ITS NAME FROM "MEDIPAK CORPORATION" TO "ADVANCED LASER PRODUCTS, INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF FEBRUARY, A.D. 1995, AT 9 O'CLOCK A.M.






























               (Seal  of  the  State  of  Delaware)  (Signature)
                                                     -----------
        Edward  J.  Freel,  Secretary  of  State

2094892       8100                            AUTHENTICATION:  9746595
991193980                                               DATE:  05-14-99

                                                   STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                   FILED 12:30 PM 01/31/1995
                                                   950023726 - 2094892

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                               MEDIPAK CORPORATION

     The undersigned, being the duly elected and empowered President and Secretary, respectively, of Medipak Corporation, a Delaware corporation, and acting to the provisions of SS 242 and 228 of the General Corporation Law of Delaware, do affirm that resolutions amending the articles of incorporation in the following particulars were duly adopted by a majority of the outstanding shares of the corporation in the manner which shall hereinafter be set forth.


                                    ARTICLE I

     The  name  of  the  corporation  shall  be  Advanced  Laser  Products, Inc.

                                   ARTICLE IV

     The authorized capital stock of the corporation shall consist of Fifty Million common shares of One Mil ($.001) par value. There are presently Twenty three Million, seven hundred forty one thousand, five hundred eighty (23,741,580) common shares of the corporation outstanding. Those shares are hereby reverse split one (1) new share for every eight (8) common shares presently outstanding so as to reduce to Two million, Nine Hundred Sixty seven Thousand, Six Hundred Ninety seven (2,967,697) (omitting fractional shares) the number of common shares outstanding. These shares shall be held by the stockholders of the corporation pro rate to their ownership of the Twenty Three Million, seven hundred forty one thousand, five hundred eighty (23,741,580) shares previously outstanding.

     The registered owners of Twelve Million four Hundred twelve Thousand, Nine hundred Ninety (12,412,990) of the Twenty three Million, seven hundred forty one thousand, five hundred eighty (23,741,580) common shares of the corporation outstanding prior to the effective date of these amendments had entered their written consent to the foregoing amendments to the Articles of Incorporation prior to December 1, 1994, pursuant to S 228 of the General Corporation Law of the State of Delaware, and thereby, in conformance with S 242 (b) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF , we, Lawrence R. Hicks and Don Allen have executed this Amendment to the Articles of Incorporation in duplicate this 1st day of February, 1995 and say:

     That we are the President and Secretary of Medipak Corporation; duly empowered and instructed by the Board of Directors and Shareholders of Medipak Corporation to execute this Amendment to the Article of Incorporation, that we have read the foregoing Articles of Amendment to the Articles of Incorporation; know the contents thereof and that the same is true to the best of our knowledge and belief.



                                   (Signature)
                           ----------------------------
                           Lawrence R. Hicks, President


                                (Signature)
                            --------------------
                            Don Allen, Secretary

                                                                               2
                                State of Delaware
                                                           PAGE  1

                        Office of the Secretary of State
                            ________________________


     I,  EDWARD  J.  FREEL,  SECRETARY  OF  STATE  OF  THE  STATE  OF
DELAWARE,  DO  HEREBY  CERTIFY  THE  ATTACHED  IS  A  TRUE  AND  CORRECT
COPY OF THE CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT OF "ADVANCED LASER PRODUCTS, INC.", FILED IN THIS OFFICE ON THE SIXTH DAY OF DECEMBER, A.D. 1995, AT 9 O'CLOCK A.M.






























               (Seal  of  the  State  of  Delaware)  (Signature)
                                                     -----------
        Edward  J.  Freel,  Secretary  of  State

2094892       8100                            AUTHENTICATION:  9746596
991193980                                               DATE:  05-14-99
                                                        TATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        FILED 09:00 AM 12/6/1995
                                                             950264368 - 2094892

                              RESIGNATION OF AGENT
                              --------------------


     United Corporate Services, Inc., located at 15 East North Street, Dover, Delaware 19901, was designated registered agent of MEDIPAK CORPORATION in accordance with the General Corporation Law of the State of Delaware as amended.

     In accordance with the provisions of Section 136 of said statute, said United Corporate Services, Inc. has caused this certificate of Resignation to be prepared and executed by its President this 4th day of December, 1995.




                  UNITED  CORPORATE  SERVICES,  INC.



                  /S/RAY  A.  BARR
                  ---------------
                  Ray  A.  Barr,  President

                                State of Delaware
                                                                 PAGE  1

                        Office of the Secretary of State
                            ________________________


     I,  EDWARD  J.  FREEL,  SECRETARY  OF  STATE  OF  THE  STATE  OF
DELAWARE,  DO  HEREBY  CERTIFY  THE  ATTACHED  IS  A  TRUE  AND  CORRECT
COPY OF THE CERTIFICATE OF RENEWAL OF "ADVANCED LASER PRODUCTS, INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF APRIL, A.D. 1998, AT 9 O'CLOCK A.M.
































               (Seal of the State of Delaware)  (Signature)
                                                -----------
                              Edward J. Freel,  Secretary of State

2094892       8100                            AUTHENTICATION:  9746597
991193980                                               DATE:  05-14-99

                                                       STATE  OF  DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 4/15/1998
                                                       981143438 - 2094892

                                   CERTIFICATE

                       FOR RENEWAL AND REVIVAL OF CHARTER

                                       OF

                          ADVANCED LASER PRODUCTS, INC.


                         ADVANCED LASER PRODUCTS, INC. ,
a corporation organized under the laws of the State of Delaware, the certificate of incorporation of which was filed in the Office of the Secretary of State on the twenty-seventh day of June, A. D. 1986, the charter was forfeited pursuant to section 136 of the General Corporation Law of the State of Delaware, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1.   The  name  of  this  corporation  is:

               ADVANCED  LASER  PRODUCTS,  INC.

     2. Its registered office in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle and the name and address of its registered agent is CORPORATION SERVICE COMPANY, 1013 Centre Road, Wilmington, Delaware 19805.

     3. The Date when the restoration, renewal, and revival of the charter of this company is to commence is the fourth day of January, A.D. 1996, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

     4. This corporation was duly organized and carried on the business authorized by its charter until the day of fifth, A.D. 1996, at which time its charter was forfeited for failure to designate new agent and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, ADVANCED LASER PRODUCTS, INC. has caused this Certificate to be signed by Charles McGuirk, the last Acting Authorized Officer, this 13th day of April A.D. 1998.


                              By:   (Signature)
                                  -------------
                                    Charles  McGuirk,  President

                                State of Delaware
                                                            PAGE  1
                        Office of the Secretary of State
                            ________________________


     I,  EDWARD  J.  FREEL,  SECRETARY  OF  STATE  OF  THE  STATE  OF
DELAWARE,  DO  HEREBY  CERTIFY  THE  ATTACHED  IS  A  TRUE  AND  CORRECT
COPY  OF  THE  CERTIFICATE  OF  AMENDMENT  OF  "ADVANCED  LASER
PRODUCTS, INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF APRIL, A.D. 1998, AT 9 O'CLOCK A.M.





















               (Seal of the State of Delaware)  (Signature)
                                                -----------
                               Edward J. Freel, Secretary of State

2094892       8100                                    AUTHENTICATION:  9746598
991193980                                             DATE:  05-14-99
                                                      STATE  OF  DELAWARE
                                                      SECRETARY  OF  STATE
                                                      DIVISION  OF  CORPORATIONS
                                                      FILED  09:01 AM 04/15/1998
                                                      981143436  -  2094892

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                          ADVANCED LASER PRODUCTS, INC.

     The undersigned, being the duly elected and empowered President and Secretary, respectively, of Medipak Corporation, a Delaware corporation, and acting to the provisions of Sections 242 and 228 of the General Corporation Law of Delaware, do affirm that resolutions amending the articles of incorporation in the following particulars were duly adopted by a majority of the outstanding shares of the corporation in the manner which shall hereinafter be set forth.

                                   ARTICLE IV

The authorized capital stock of the corporation shall consist of Fifty Million common shares of One Mil ($0.001) par value. There are presently 50,000,000 common shares of the corporation outstanding. Those shares are hereby reverse split one (1) new share for every fifty (50) common shares presently outstanding so as to reduce to 1,017,656 (omitting fractional shares) the number of common shares outstanding. These shares shall be held by the stockholders of the corporation pro rate to their ownership of 50,000,000 shares previously outstanding.

The registered owners of 38,000,000 common shares of the corporation outstanding prior to the effective date of this amendment has entered its written consent to the foregoing amendment to the Articles of Incorporation prior to April 6, 1998, pursuant to Section 228 of the General Corporation Law of the State of Delaware, and thereby, in conformance with Section 242 (b) of the General Corporation Law of the State of Delaware.

The  reverse  split  shall  become  effective  on  April  20,  1998.


     IN WITNESS WHEREOF, we, Don Allen and Kevin J. Quinn have executed this Amendment to the Articles of Incorporation in duplicate this 6th day of April 1998 and say:


     That we are the President and Secretary of Advanced Laser Products, Inc.; duly empowered and instructed by the Board of Directors and Shareholders of Advanced Laser Products, Inc. to execute this Amendment to the Article of Incorporation, that we have read the foregoing Articles of Amendment to the Articles of Incorporation; know the contents thereof and that the same is true and to the best of our knowledge and belief.


    (Signature)                      (Signature)
--------------------          -------------------------
Don Allen, President          Kevin J. Quinn, Secretary

                                State of Delaware

                        Office of the Secretary of State
                            ________________________


     I,  EDWARD  J.  FREEL,  SECRETARY  OF  STATE  OF  THE  STATE  OF
DELAWARE,  DO  HEREBY  CERTIFY  THE  ATTACHED  IS  A  TRUE  AND  CORRECT
COPY  OF  THE  CERTIFICATE  OF  AMENDMENT  OF  "ADVANCED  LASER
PRODUCTS,  INC.",  CHANGING  ITS  NAME  FROM  "ADVANCED  LASER
PRODUCTS, INC." TO "DIGS, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF OCTOBER, A.D. 1998, AT 1:30 O'CLOCK P.M.












               (Seal of the State of Delaware)  (Signature)
                                                -----------
                              Edward J. Freel,  Secretary of State

2094892       8100                               AUTHENTICATION:  9746599
991193980                                                  DATE:  05-14-99

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                          ADVANCED LASER PRODUCTS, INC.

     The undersigned, being the duly elected and empowered President and Secretary, respectively, of Advanced Laser Products, Inc. , a Delaware corporation, and acting to the provisions of Sections 242 and 228 of the General Corporation Law of Delaware, do affirm that resolutions amending the articles of incorporation in the following particulars were duly adopted by a majority of the outstanding shares of the corporation in the manner which shall hereinafter be set forth.

Article I of the Articles of Incorporation is amended in full to read as follows:

                                    ARTICLE I

The  name  of  the  corporation  shall  be  DIGS,  Inc.

                                   ARTICLE IV

The total number of shares of stock which the corporation shall have the authority to issue is 100,000,000 consisting of 80,000,000 shares of Common Stock, $0.001 par value per share ( Common Stock), and 20,000,000 shares of Preferred Stock, having a par value per share of $0.01 (the Preferred Stock).

     The relative rights, preferences, privileges, limitations and restrictions relating to the Preferred Stock are as set forth in the STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF DIGS, INC., attached thereto as Exhibit A and by this reference incorporated herein.

Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the corporation out of any funds legally available therefor.

There are presently 1,069,744 common shares of the corporation outstanding. Those shares are hereby reverse split one (1) new share for every twenty (20) common shares presently outstanding, as to reduce to 53, 473 (omitting fractional shares) the number of common shares outstanding. These shares shall be held by the stockholders of the corporation pro rate to their ownership of 1,069,744 shares previously outstanding.


                                       STATE  OF  DELAWARE
                                       SECRETARY  OF  STATE
                                       DIVISION  OF  CORPORATIONS
                                       FILED  1:30  PM  10/08/1998
                                       98139035  -  2094892


The registered owners of 623,000 common shares of the corporation outstanding prior to the effective date of this amendment have entered into a written consent to the foregoing amendment to the Articles of Incorporation prior to October 1, 1998, pursuant to Section 228 of the General Corporation Law of the State of Delaware, and thereby, in conformance with Section 242 (b) of the General Corporation Law of the State of Delaware.

The  reverse  split  shall  become  effective  on  October  16,  1998.

     IN WITNESS WHEREOF, we, Charles McGuirk and Charles Peterson have executed this Amendment to the Articles of Incorporation in duplicate this 6th day of October, 1998 and say:

That we are the President and Secretary of Advanced Laser Products, Inc.; duly empowered and instructed by the Board of Directors and Shareholders of Advanced Laser Products, Inc. to execute this Amendment to the Article of Incorporation, that we have read the foregoing Articles of Amendment to the Articles of Incorporation; know the contents thereof and that the same is true and to the best of our knowledge and belief.


       (Signature)                          (Signature)
--------------------------          ---------------------------
Charles McGuirk, President          Charles Peterson, Secretary

                                    EXHIBIT A

                   STATEMENT OF THE RIGHTS AND PREFERENCES OF
                          PREFERRED STOCK OF DIGS, INC.

The Board of Directors shall have authority, by resolution, to divide any or all of the shares of the Preferred Stock into, and to authorize the issuance of, one or more series, and with respect to each such series to establish and, prior to issuance to determine and fix:

(1) A distinguished designation for such series, the number of shares comprising such series, and the par value thereof, which number may be increased or decreased from time to time (but not below the number of shares then outstanding) by action of the Board of Directors:

(2) The rate and times at which and the other conditions upon which dividends on the shares may be declared and paid or set aside for payment, whether dividends shall be cumulative, and the date from which any dividends shall accrue;

(3) Whether or not the shares shall be redeemable and, if so, the price and the terms and conditions of such redemption;

(4) The amounts payable by preference or otherwise upon shares in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the corporation;

(5) Whether the shares shall be convertible or exchangeable for shares of any other class or series of securities of the corporation, and if so, the terms and conditions of such conversion or exchange; and

(6) Whether or not the shares shall have voting rights, including the right to vote as a class on designated matters such as, but not by way of limitation, the merger, consolidation or sale of substantially all of the corporations assets, or the approval of designated action by a greater than two-thirds (2/3rds) affirmative vote, and if so, the terms and conditions thereof and nay limitations thereon.

In the resolution establishing a new series of the Preferred stock, the Board of Directors may provide for any other relative powers, preferences, rights, qualifications, limitations and restrictions of such series as are consistent with other terms of the corporations certificate of incorporation.

All shares of all series, if any, of the Preferred Stock shall be identical except as to the above-mentioned rights and preferences which the Board of Directors establishing a particular series shall otherwise provide, in the event amounts payable upon liquidation preference shall participate ratably in any distribution in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of all shares of Preferred Stock were discharged in full.